Exhibit 10.2

RENESOLA LTD

American Depositary Shares, Each Representing

Two Shares, No Par Value Per Share,

together with

Warrants to Purchase Shares

PLACEMENT AGENT AGREEMENT

September 11, 2013

Roth Capital Partners, LLC

c/o Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, California 92660

Ladies and Gentlemen:

ReneSola Ltd, a company with limited liability organized under the laws of the British Virgin Islands (the “Company”), proposes to issue and sell to certain purchasers, pursuant to the terms and conditions of this Placement Agent Agreement (this “Agreement”) and a securities purchase agreement in the form of Appendix A attached hereto (the “Securities Purchase Agreement”) to be entered into with the purchasers identified therein (each, a “Purchaser” and together, the “Purchasers”), an aggregate of 15,000,000 American Depositary Shares, each representing two shares, no par value per share, of the Company (each a “Share” and each American Depositary Share, an “ADS”) together with warrants to purchase up to 10,500,000 additional Shares (the “Warrants”). These securities will be sold together as a bundle and will be referred to herein as the “Offered Securities.”  Each bundle will consist of one ADS and warrant to purchase 35% of an ADS.  The Offered Securities must be purchased in minimum increments of ten (10) ADSs (such that warrants for seven (7) Shares will be issued) as the Company will not issue fractional Warrants or Warrants for fractional shares. The ADSs and Warrants are hereinafter referred to as the “Offered Securities.” Unless the context otherwise requires, each reference to the ADSs and the Warrants or the Offered Securities also includes the Shares underlying such ADSs or Shares purchasable pursuant to the exercise of such Warrants, as the case may be. The Company hereby confirms that Roth Capital Partners, LLC (“Roth” or the “Placement Agent”) acted as Placement Agent in the sale of the Offered Securities in accordance with the terms and conditions of this Agreement and the Securities Purchase Agreement.

1.            Agreement to Act as Placement Agent; Placement of Securities.         On the basis of the representations, warranties and agreements of the Company contained herein, and subject to all the terms and conditions of this Agreement:

(a)          The Company hereby acknowledges that the Placement Agent acted as its sole and exclusive agent to solicit offers for the purchase of all or part of the Offered Securities from the Company in connection with the proposed offering of the Offered Securities (the “Offering”). Until the Closing Date (as defined in Section 6 hereof), the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase the Offered Securities otherwise than through the Placement Agent.

(b)          The Company hereby acknowledges that the Placement Agent, as agent of the Company, will use its commercially reasonable “best efforts” to solicit offers to purchase the Offered Securities from the Company on the terms and subject to the conditions herein. The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase the Offered Securities was solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Offered Securities for its own account and, in soliciting purchases of Offered Securities, the Placement Agent acted solely as the Company's agent and not as principal. Notwithstanding the foregoing and except as otherwise provided in this Section 1(b), it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase the Offered Securities as principal.

(c)          Offers for the purchase of Offered Securities were solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deemed advisable. The Placement Agent communicated to the Company, orally or in writing, each reasonable offer to purchase Offered Securities received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Offered Securities and may reject any such offer, in whole or in part. The Placement Agent has the right, in its discretion, without notice to the Company, to reject any offer to purchase Offered Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

(d)          The Offered Securities are being sold to the Purchasers at a price of US$4.67 per ADS and a four-year Warrant to purchase 35% of an ADS with an exercise price of $6.04 per ADS, or $3.02 per share. The purchase of the Offered Securities by each Purchaser shall be evidenced by the execution of the Securities Purchase Agreement by such Purchaser and the Company.

(e)          As compensation for services rendered, on the Closing Date (as defined below), the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an aggregate amount equal to five percent (5%) of the gross proceeds received by the Company (the “Placement Fee”) from the sale of Offered Securities. The Placement Agent may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering, the fees of which shall be paid out of the Placement Fee.

(f)          No Offered Securities which the Company has agreed to sell pursuant to this Agreement and the Securities Purchase Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Offered Securities shall have been delivered to the Purchasers thereof against payment by such Purchaser.

(g)          The Company hereby acknowledges that on the Closing Date as to each Purchaser, (a) such Purchaser shall pay the aggregate purchase price for the ADSs purchased by such Purchaser by delivery of immediately available funds to an account designated by the Company not less than two (2) business days prior to the Closing Date, (b) the Company will deliver, or cause to be delivered, to the Placement Agent the ADSs to be purchased by such Purchaser by authorizing the release of the ADSs to the Placement Agent’s clearing firm via DWAC delivery prior to the release of the federal funds wire to the Company for payment of such ADSs, (c) the Placement Agent will deliver, or cause to be delivered, to such Purchaser, the ADSs to be purchased by such Purchaser in accordance with the instructions provided by the Purchaser on its executing broker’s account and (d) the Placement Agent will deliver, or cause to be delivered, to the Company, the aggregate purchase price for the ADSs purchased by such Purchaser, minus applicable fees and disbursements. The Company acknowledges and agrees that the settlement procedure described above is being provided to the Company as an accommodation solely upon the Company’s request.

2.            Registration Statement and Prospectus.         The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder (the “Rules and Regulations”), with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form F-3 (File No. 333-189650) and such amendments to such registration statement (including any pre-effective amendments and post-effective amendments) as may have been required prior to and as of the date of this Agreement (the “Base Registration Statement”) and a preliminary prospectus supplement pursuant to Rule 424(b) under the Securities Act (a “Preliminary Prospectus”), relating to the Offered Securities. The Base Registration Statement and any post-effective amendment thereto, each in the form theretofore delivered to the Placement Agent, have been declared effective by the Commission in such form. Such Base Registration Statement, including any post-effective amendment thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act at such time, the information contained in the form of Final Prospectus (as defined below) and deemed by virtue of Rule 430B under the Securities Act to be part of the Base Registration Statement at the time it was declared effective and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act or otherwise pursuant to the Rules and Regulations at such time, in each case as amended at the time such part of the Base Registration Statement became effective, are herein collectively called the “Registration Statement.” If the Company has filed or files an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term Registration Statement shall include such Rule 462 Registration Statement.

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The Company is filing with the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus supplement to the Registration Statement that relates to the Offered Securities. The form of prospectus included in the Registration Statement is hereinafter called the “Base Prospectus,” and such final prospectus supplement as filed pursuant to Rule 424(b) under the Securities Act, along with the Base Prospectus, is hereinafter called the “Final Prospectus.” Such Final Prospectus and any Preliminary Prospectus (including the Base Prospectus as so supplemented) are hereinafter called a “Prospectus.” Any reference herein to the Base Prospectus, any Preliminary Prospectus, the Final Prospectus or a Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act as of the date of the respective Prospectuses.

For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Interactive Data Electronic Applications system. All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements, pro forma financial information and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is deemed to be incorporated therein by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

The Shares to be represented by the ADSs may be evidenced by American Depositary Receipts (the “ADRs”) to be issued pursuant to the Deposit Agreement (the “Deposit Agreement”) entered into among the Company, The Bank of New York Mellon, as depositary (the “Depositary”), and the holders and beneficial owners from time to time of the ADRs.

3.            Representations and Warranties Regarding the Offering.         The Company represents and warrants to and agrees with the Placement Agent that:

(a)          At each time of effectiveness, at the date of this Agreement and at the Closing Date, the Registration Statement and any post-effective amendment thereto complied or will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Time of Sale Disclosure Package (as defined below) does not, and at the time of each sale of the Offered Securities in connection with the Offering, the Time of Sale Disclosure Package, as then amended or supplemented by the Company, if applicable, does not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each written roadshow prepared by or on behalf of the Company and used or referred to by the Company or with the Company’s express consent (the “Marketing Materials”), when considered together with the Time of Sale Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Prospectus, as amended or supplemented, as of its date, at the time of filing pursuant to Rule 424(b) under the Securities Act and at each Closing Date, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences shall not apply to statements in or omissions from the Registration Statement, the Time of Sale Disclosure Package, or any Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof, which written information is described in Section 9(f). Other than the Registration Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus, the Prospectus and any Issuer Free Writing Prospectus (as defined below), no other document with respect to the Offered Securities has heretofore been filed with the Commission. No order preventing or suspending the effectiveness or use of the Registration Statement, any post-effective amendment thereto, the Rule 462 Registration Statement, if any, or any Prospectus has been issued or is in effect and no proceedings for such purpose have been instituted or are pending, or, to the Company’s knowledge, are contemplated or threatened by the Commission. For purposes of this Agreement, the “Applicable Time” is the time that trading commences on the New York Stock Exchange on the date of this Agreement.

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(b)          The Company has provided a copy to the Placement Agent of each Issuer Free Writing Prospectus (as defined below) used in the sale of the Offered Securities. Each Issuer Free Writing Prospectus listed on Exhibit A attached hereto at the Applicable Time, as supplemented by and taken together with the Time of Sale Disclosure Package, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the immediately preceding sentence shall not apply to statements in or omissions from any Issuer Free Writing Prospectus, the Registration Statement or any Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof, which written information is described in Section 9(f). For the purposes of this Agreement, “Time of Sale Disclosure Package” means the Base Prospectus, the Prospectus most recently filed with the Commission before the time of this Agreement, including any Preliminary Prospectus deemed to be a part thereof, each Issuer Free Writing Prospectus included on Exhibit A attached hereto; and “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as such term is defined in Rule 433 under the Securities Act, relating to the Offered Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) or (d)(8) under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(c)          The Company has filed all Issuer Free Writing Prospectuses required to be so filed with the Commission, and no order preventing or suspending the effectiveness or use of any Preliminary Prospectus or any Issuer Free Writing Prospectus is in effect and no proceedings for such purpose have been instituted or are pending, or, to the knowledge of the Company, are contemplated or threatened by the Commission. Each Issuer Free Writing Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the applicable Rules and Regulations.

(d)          The documents incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and any Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations promulgated thereunder by the Commission and, to the extent then applicable, the Sarbanes-Oxley Act, including in each case, the rules and regulations thereunder, were filed on a timely basis with the Commission and none of such documents, when they were filed (or, if amendments to such documents were filed, when such amendments were filed), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or any Prospectus, when such documents are filed with the Commission or became effective, as the case may be, will conform in all material respects to the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder by the Commission and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act that are contained in the documents incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and any Prospectus were true, correct and complete at the time they were made and complied in all respects with such laws and the rules and regulations thereunder.

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(e)          The statements in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus under the captions “Enforceability of Civil Liabilities,” “Description of Share Capital,” “Description of American Depositary Shares,” “Description of Warrants,” “Taxation,” and as incorporated therein by reference, “Information on the Company,” “Directors, Senior Management and Employees” and “Major Shareholders and Related Party Transactions,” in case of each captioned section, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are true and accurate summaries of such matters described therein in all material respects.

(f)          The Company has not distributed any prospectus or other offering material in connection with the offering and sale of the Offered Securities other than the Time of Sale Disclosure Package and the Marketing Materials.

(g)          The Company is not and has not been an “ineligible issuer,” as such term is defined in Rule 405 under the Securities Act at any time since the date of the first filing of the Base Registration Statement.

(h)          Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period (as defined below), all other conditions as may be applicable to its use as set forth in Rules 164 and 433 under the Securities Act, including any legend, record-keeping or other requirements.

(i)          The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus or the Marketing Materials.

(j)          All statistical or market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, or included in the Marketing Materials, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources, to the extent required.

(k)          The ADSs are registered pursuant to Section 12(b) of the Exchange Act and are included or approved for inclusion on the New York Stock Exchange (the “NYSE”). There is no action or proceeding pending, or to the knowledge of the Company, currently threatened by the NYSE against the Company to delist the ADSs from the NYSE, nor has the Company received any notification that the NYSE is contemplating termination of the listing of the ADSs. When issued, the ADSs will be, and when issued, the ADSs evidencing the Shares issued and purchased pursuant to the Warrants and deposited with the Depositary against issuance of the ADRs will be listed on the NYSE.

(l)          Neither the Company nor any of its affiliates has taken, nor will the Company, or any affiliate, either alone or with one or more other persons take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or relate of the Offered Securities.

(m)          The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the net proceeds thereof as described in the Time of Sale Disclosure Package and the Final Prospectus, will not, be required to be registered as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(n)          The Company was, has been and remains eligible to use Form F-3 under the Securities Act in accordance with General Instruction I of Form F-3 since the date of the first filing of the Base Registration Statement.

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(o)          The Company and its board of directors have taken all necessary actions, if any, in order to render inapplicable any control share acquisition, business combination, mandatory tender offer, “poison pill” (including any distribution under a rights agreement, dated as of August 22, 2011, by and between the Company and The Bank of New York Mellon, a New York banking corporation, in its capacity as the rights agent (the “Rights Agreement”)) or other similar anti-takeover provision under the Company’s constitutional documents or the laws of the British Virgin Islands that is or could reasonably be expected to become applicable to any of the Purchasers as a result of any such Purchaser and the Company fulfilling their respective obligations or exercising their respective rights under this Agreement, including, without limitation, the Company’s issuance, sale, and delivery of the Offered Securities to any of the Purchasers and any of the Purchaser’s ownership of the Offered Securities.

(p)          Any certificate signed by any officer of the Company and delivered to the Placement Agent or to the Placement Agent’s counsel shall constitute a representation and warranty hereunder by the Company, as to the matters covered thereby, to the Placement Agent.

4.            Representations and Warranties Regarding the Company.         The Company represents and warrants to and agrees with the Placement Agent that:

(a)          The Company has been duly incorporated and is a validly existing company limited by shares in good standing under the laws of the British Virgin Islands, with power and authority (corporate and other) to own its properties and conduct its business in the manner presently conducted and as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

(b)          Each of the subsidiaries of the Company (the “Subsidiaries”), has been duly incorporated and is existing and in good standing (as applicable) under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus; and each of the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except such as would not, individually or in the aggregate, (i) result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company, and the Subsidiaries taken as a whole, or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) is referred to hereinafter as a “Material Adverse Effect”); except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, (A) the Company has no other subsidiaries and (B) the Company exclusively owns or controls (as such term is defined in the Securities Act), directly or indirectly, all of the issued and outstanding capital stock or other equity interest, as applicable, in each of the Subsidiaries. All of the issued and outstanding capital stock or other equity interest, as applicable, of each of the Subsidiaries have been duly authorized and validly issued and is fully paid and nonassessable; the capital stock or other equity interest, as applicable, of each Subsidiary owned by the Company, directly or through the Subsidiaries, is owned free from Liens (as defined below) and defects; and none of the capital stock of or other equity interest in, as applicable, any Subsidiary was issued in violation of pre-emptive or similar rights of any security holder of such Subsidiary. The memorandum and articles of association or other constitutive or organizational documents of each of the Company and the Subsidiaries comply with the requirement of applicable law in their respective jurisdictions of incorporation and are in full force and effect. Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, there are no outstanding options or other rights to acquire from the Company or any of the Subsidiaries, or other obligation of any of the Company or the Subsidiaries to issue, any capital stock or securities of any of the Subsidiaries. No order has been made or petition presented or resolution passed for the winding up, liquidation or dissolution of any of the Company or the Subsidiaries and no distress, execution or other process has been levied on any of the Company or the Subsidiaries.

(c)          Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, the Company and the Subsidiaries possess, and are in compliance with the terms of, all certificates, authorizations, franchises, licenses and permits (the “Licenses”) necessary or material to the conduct of the business now conducted or proposed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus to be conducted by any of them and have not received any notice of proceedings relating to the revocation or modification of any License that, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

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(d)          The Company has the requisite corporate power and has been duly authorized by all necessary corporate action on the part of the Company to execute, deliver and perform this Agreement. All actions on the part of the Company, the Subsidiaries, their respective officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, sale, issuance and delivery by the Company of the Offered Securities (and the underlying Shares or Shares purchasable upon exercise thereof, as applicable) as contemplated by this Agreement have been taken or will be taken prior to the Closing Date, and this Agreement constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(e)          The execution, delivery and performance of this Agreement and the Securities Purchase Agreement, the issuance and sale of the Offered Securities, the issuance and delivery of the ADSs, the Shares upon exercise of the Warrants and the ADSs representing such Shares, the deposit of such Shares with the Depositary against issuance of the ADRs evidencing the ADSs, and compliance by the Company with the terms and provisions of this Agreement and the Offered Securities will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) or a Debt Repayment Triggering Event (as defined below) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract, agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company or any of the Subsidiaries is a party or by which any property or asset of the Company or any of the Subsidiaries is bound or subject, (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the memorandum and articles of association or any other constitutional documents of the Company or any of the Subsidiaries or (D) result in the creation or imposition of any lien, pledge, charge, security interest or encumbrance (each, a “Lien”) on any asset of the Company or any of the Subsidiaries; a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

(f)          Complete and correct copies of the memorandum and articles of association or other constitutional documents of the Company and the Subsidiaries and all amendments thereto have been delivered to the Placement Agent, and except as disclosed in the Registration Statements, the Time of Sale Disclosure Package and the Final Prospectus, no changes therein will be made subsequent to the date hereof and prior to the Closing Date. Neither the Company nor any of the Subsidiaries is (or with the giving of notice or lapse of time would be) (A) in violation of their respective memorandums or articles of association, charters, by-laws or other organizational documents or (B) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any of the Subsidiaries of any court, stock exchange or any government, regulatory body, administrative agency or other governmental body having jurisdiction, or (C) in default under any existing Contracts to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, and solely with respect to sub-clauses (B) and (C), except such violations and defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(g)          Except for (i) the registration of the Offered Securities under the Securities Act and applicable state securities laws, the Financial Industry Regulatory Authority (“FINRA”) and the NYSE in connection with the purchase and distribution of the Offered Securities and the listing of the ADSs and the ADSs evidencing the Shares issued and purchased pursuant to the Warrants and deposited with the Depositary against issuance of the ADRs on the NYSE and (ii) where the failure to obtain such consents, approvals or authorizations would not be reasonably expected to have a Material Adverse Effect, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or non-governmental agency or body, foreign or domestic, is required for the execution, delivery and performance of this Agreement by the Company, the offer, sale or delivery of the Offered Securities by the Company or the consummation of the transactions contemplated hereby.

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(h)         The Company has an authorized capitalization as set forth under the heading “Capitalization” in the Registration Statement, the Time of Sale Disclosure Package Prospectus and the Final Prospectus. All of the issued and outstanding Shares underlying the ADSs have been duly authorized and validly issued, fully paid and nonassessable, and have been issued in compliance with all provisions of applicable securities laws and regulations, and conform to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus. Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, there are no issued and outstanding (A) shares of capital stock or voting securities of the Company, (B) securities of the Company convertible into or exchange for shares of capital stock or voting securities of the Company or (C) options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchange for capital stock or voting securities of the Company. No adjustment to any conversion price, exercise price or ratio or exchange rate shall occur with respect to any outstanding securities of the Company by reason of the initial issuance of Offered Securities.

(i)          The Shares underlying the ADSs to be issued and sold by the Company to the Purchasers, and the Shares to be issued upon exercise of the Warrants, have been duly and validly authorized and, when issued, sold and delivered against payment therefor as provided herein and in the Warrants, will be validly issued, fully paid and nonassessable and free and clear of any Lien or restrictions on transfer, and will be free of statutory and contractual preemptive, resale, right of first refusal, registration or similar rights and will conform to the description thereof contained in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus.

(j)          Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, the Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the Exchange Act and the rules and regulations promulgated thereunder and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP (as defined below) and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries maintain and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect their transactions and dispositions of assets. The Internal Controls are overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with Exchange Act and the rules and regulations promulgated thereunder. Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, the Company is not aware of, and does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined adversely, would have a Material Adverse Effect.

(k)          A member of the Audit Committee has confirmed to the Chief Executive Officer or Chief Financial Officer that, except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, the Audit Committee is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (iii) any Internal Control Event.

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(l)          Neither the Company, any of the Subsidiaries nor, to the best knowledge of the Company after due inquiry, any employee or agent of the Company or any of the Subsidiaries has made any payment of funds of the Company or any of the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus.

(m)         The financial statements, together with the related notes, included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus comply in all material respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated Subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the accompanying notes. No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described, included or incorporated by reference in the Registration Statements, the Time of Sale Disclosure Package or the Final Prospectus. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statements, the Time of Sale Disclosure Package, and the Final Prospectus or a document incorporated by reference therein in accordance with Regulation S-X which has not been included or incorporated as so required. The summary and selected financial data included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus truly, accurately and fairly present the information shown therein as at the respective dates and for the respective periods specified and are derived from the consolidated financial statements set forth incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus and other financial information. All information contained in the Registration Statements, the Time of Sale Disclosure Package and the Final Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G of the Exchange Act) complies with Regulation G and Item 10 of Regulations S-K of the Exchange Act, to the extent applicable. To the best knowledge of the Company after due inquiry, Deloitte Touche Tohmatsu CPA Ltd. who has certified certain financial statements included or incorporated by reference in the Registration Statements, the Time of Sale Disclosure Package and the Final Prospectus, and Deloitte Touche Tohmatsu CPA Ltd., who has audited the Company’s internal control over financial reporting and management’s assessment thereof, is an independent registered public accounting firm within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) (the “PCAOB”). The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus truly, accurately and fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(n)          There are no relationships or related-party transactions involving the Company, any Subsidiary, or any other person that are required to be described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus or a document incorporated by reference therein which have not been described as required.

(o)          Each of the Company and the Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and the Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary and the Company has no knowledge after due inquiry of any tax deficiency which might be assessed against the Company or any of the Subsidiaries, except as would not have a Material Adverse Effect.

(p)          The Company was not a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”), for its most recently completed taxable year and, based on the Company’s current projected income, assets and activities, the Company does not expect to be classified as a PFIC for the current taxable year or any subsequent taxable year. The Company has no plan or intention to take any action that would result in the Company becoming a PFIC in the future under current laws and regulations.

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(q)          Under current laws and regulations of the British Virgin Islands and any political subdivision thereof, as each such law and regulation is in effect as of the date of this Agreement, all dividends and other distributions declared and payable on the Shares or ADSs issuable upon depositing such Shares with the Depositary paid by the Company to holders thereof who are non-residents of the British Virgin Islands will not be subject to income, withholding or other taxes under laws and regulations of the British Virgin Islands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the British Virgin Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the British Virgin Islands or any political subdivision or taxing authority thereof or therein.

(r)          Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, except as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, (a) neither the Company nor any of the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any material change in the capital stock or equity interest, as the case may be, of the Company or any of the Subsidiaries (other than a change in the number of outstanding Shares due to the issuance of Shares upon the exercise of outstanding options or warrants or the issuance of restricted stock awards or restricted stock units under the Company’s existing stock awards plan, or any new grants thereof in the ordinary course of the Company’s business), (d) there has not been any material change in the Company’s long-term or short-term debt, and (e) there has not been the occurrence of any Material Adverse Effect.

(s)          There are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company and any of the Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Company’s knowledge after due inquiry, no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are threatened or contemplated.

(t)          Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, each of the Company and the Subsidiaries has good and marketable title to all real properties and all other properties and assets owned by them, in each case free from and clear of all Liens, defects, claims, options or restrictions that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and the Company and the Subsidiaries hold any leased real or personal property under valid and enforceable leases, which leases are in full force and effect with no terms or provisions that would materially interfere with the use made or to be made thereof by them.

(u)          The Company and each of the Subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and the Subsidiaries as currently carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus. To the knowledge of the Company and except as disclosed in the Registration Statement, the Time of Disclosure Package or the Final Prospectus, no action or use by the Company or any of the Subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any notice alleging any such infringement or fee.

(v)         Neither the Company nor any of the Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any offsite disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

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(w)          The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with, to the extent applicable, financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended (including by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 or the U.S. PATRIOT Act), the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company of any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(x)          Solely to the extent that Sarbanes-Oxley and the rules and regulations promulgated by the Commission and the NYSE thereunder have been and are applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of Sarbanes-Oxley and the rules and regulations promulgated by the Commission and the NYSE thereunder.

(y)          Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries (i) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, the UK Bribery Act (2010), and any other applicable anti-bribery or anti-corruption rules or regulations; (ii) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (iii) has made, promised to make, or authorized to make any direct or indirect unlawful payment from corporate funds to any foreign or domestic (a) government official, (b) government employee or employee of government-owned or controlled entity or of a public international organization, (c) political party or official of any political party or any candidate for any political office, to influence official action or secure an improper advantage; or (iv) has paid, promised to pay or authorized to pay, any bribe, rebate, pay-off, influence payment, kick-back or other unlawful payment. The Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with all applicable anti-corruption and anti-bribery laws and have instituted and maintain policies and procedures designed to ensure, and which are expected to continue to ensure, continued compliance therewith.

(z)          The application of the net proceeds from the offering and sale of the Offered Securities, as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, will not contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of the Subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of the Subsidiaries or any governmental authorization applicable to any of the Company or any of the Subsidiaries. The proceeds to the Company from the offering of the Offered Securities will not be used to purchase or carry any security.

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(aa)         Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries (A) is currently subject to (i) any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department; (ii) any sanction or requirements imposed by, or based upon the obligations or authorizations set forth in, the U.S. Trading With the Enemy Act, the U.S. International Emergency Economic Powers Act, the U.S. United Nations Participation Act or the U.S. Syria Accountability and Lebanese Sovereignty Act, all as amended, or any foreign assets control regulations of the U.S. Department of the Treasury (including but not limited to 31 CFR, Subtitle B, Chapter V, as amended and the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 and the implementing regulations) or any enabling legislation or executive order relating thereto; or (iii) any sanctions or measures imposed by the United Nations, Her Majesty’s Treasury or European Union or any other applicable jurisdictions (laws and regulations referred to in (i), (ii) and (iii) collectively, the “Sanction Laws and Regulations”) or (B) is an individual or entity that is, or is owned or controlled by, (x) any individual or entity on any list of restricted individuals, entities and/or organizations published by the Office of Foreign Assets Control of the U.S. Treasury Department, Her Majesty’s Treasury, the European Union, the United Nations, and (y) any other individual or entity that, because of its, his or her location, residency, domicile, nationality, place of incorporation, ownership or activities, is targeted under or the subject of any of the Sanctions Laws and Regulations (each of the individuals or entities referred to in (x) and (y) a “Sanctions Target”). None of the Company or any of the Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries, has or is engaged in any activities which would result in a violation of any provision of any of the Sanctions Laws and Regulations. The Company and the Subsidiaries will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person that is currently a Sanctions Target or otherwise resulting in a violation of any provision of any of the Sanction Laws and Regulations. The Company and the Subsidiaries will maintain all necessary and appropriate safeguards to ensure their compliance with this undertaking.

(bb)        The Company and the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties, if applicable, and as is customary for companies engaged in similar businesses.

(cc)         Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, there is (A) no unfair labor practice complaint pending against the Company, or any of the Subsidiaries, nor to the best knowledge of the Company after due inquiry, threatened against it or any of the Subsidiaries, before any state or local labor relation board or any foreign labor relations board or any applicable governmental entities, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries, or, to the best knowledge of the Company after due inquiry, threatened against it and (B) no labor disturbance by the employees of the Company or any of the Subsidiaries exists or, to the best knowledge of the Company after due inquiry, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of the Company or any of the Subsidiaries or any of its principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any employee material to the business of the Company or any of the Subsidiaries or significant group of employees of the Company or any of the Subsidiaries plans to terminate employment with the Company or any such Subsidiary. There has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any other applicable law or regulation concerning the employees of the Company or any of the Subsidiaries.

(dd)         Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, neither the Company nor any of the Subsidiaries has any material customer or supplier which contributes revenues or receive payments in excess of US$50 million per annum. To the best knowledge of the Company after due inquiry, each business partner of the Company or any of the Subsidiaries and each supplier to the Company or any of the Subsidiaries, in each case, that are material to the business of the Company and the Subsidiaries, individually or taken as a whole, can in all material respects provide sufficient and timely supplies of goods, materials, equipment, and services in order to meet the requirements of the business of the Company and the Subsidiaries consistent with prior practice. Neither the Company nor any of the Subsidiaries has experienced or been notified of any shortage in goods, materials, equipment or services provided by any of its suppliers or other providers or any material delay in goods, materials, equipment or services provided by its suppliers or other providers and has no reason to believe that any of its suppliers, business partners or other providers would not continue to provide to, or purchase from, or cooperate with, respectively, or that any of them would otherwise alter its business relationship with, the Company or any of the Subsidiaries at any time after the Closing Date on terms substantially similar to those in effect on the date of this Agreement, except where such shortages, delays, stoppage or alternation would not have, individually or in the aggregate a Material Adverse Effect.

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(ee)         No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of the Subsidiaries which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any of the Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and the Subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.

(ff)         There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to the Placement Agent or any of the Purchasers or the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Placement Agent’s compensation, as determined by FINRA.

(gg)        Except as disclosed to the Placement Agent in writing, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(hh)        None of the net proceeds of the offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.

(ii)          To the best knowledge of the Company after due inquiry, no (i) officer or director of the Company or the Subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of the Subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Placement Agent and its counsel if it becomes aware that any officer, director or stockholder of the Company or the Subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the offering.

(jj)          Other than the Placement Agent, no person has the right to act as placement agent, underwriter or as a financial advisor to the Company in connection with the transactions contemplated hereby.

(kk)        If applicable, all of the information provided to the Placement Agent or to counsel for the Placement Agent by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules 5110, 5190 or 5121 is true, correct, accurate, complete and not misleading in all respects.

(ll)          Neither the Company nor any of its affiliates (within the meaning of FINRA Rule 5121(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(rr) of the By-laws of FINRA) of, any member firm of FINRA.

(mm)      There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(nn)        Neither the Company nor any of the Subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that could cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

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(oo)         The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(pp)         This Agreement is in proper form to be enforceable against the Company in the British Virgin Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the British Virgin Islands of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the British Virgin Islands or that any stamp or similar tax in the British Virgin Islands be paid on or in respect of this Agreement or any other documents to be furnished hereunder.

(qq)         As of the date hereof, there were no outstanding personal loans made, directly or indirectly, by the Company to any director or executive officer (including his/her spouse, children or any company or undertaking in which he/she holds a controlling interest) of the Company; and there are no relationships or related-party transactions involving the Company, any of the Subsidiaries, or any other person required to be described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus which have not been described as required.

5.            Representations and Warranties Regarding the PRC. The Company represents and warrants to and agrees with the Placement Agent that each of the representations and warranties as set forth below is true, correct, accurate, complete and not misleading as of the date of this Agreement and will continue to be true, correct, accurate, complete and not misleading on each day up to and including the Closing Date (as defined below) as if repeated on each such day by reference to the facts and circumstances subsisting at that date and on the basis that any reference in the representations and warranties, whether express or implied, to the date of this Agreement is substituted by a reference to that date, except as otherwise indicated:

(a)          Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, no PRC Entity is currently prohibited, directly or indirectly, from paying any dividends to the Company (or the Subsidiary that holds the outstanding equity interest of such PRC Entity). No PRC Entity is prohibited, directly or indirectly, from making any other distribution on such PRC Entity’s equity capital, or from repaying to the Company any loans or advances to such PRC Entity provided by the Company or any of the Subsidiaries.

(b)          The choice of the laws of the State of California as the governing law of this Agreement is a valid choice of law under the laws of the PRC and will be honored by courts in the PRC.

(c)          None of the PRC Entities nor any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment.

(d)          With respect to employment and labor matters, each PRC Entity has complied in all material respects with all applicable PRC laws and regulations, including laws and regulations pertaining to the use of temporary or contract workers, welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions and the like.

(e)          The Company has taken all necessary steps to comply with, and to ensure compliance by all of the Company’s direct or indirect shareholders and option holders who are PRC residents with, any applicable rules and regulations of the PRC State Administration of Foreign Exchange of the PRC (the “SAFE Rules and Regulations”), including, without limitation, requiring each shareholder and option holder that is, or is directly or indirectly owned or controlled by, a PRC resident to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

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(f)          The Company is aware of, and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated on August 8, 2006 by the PRC Ministry of Commerce, the PRC State Assets Supervision and Administration Commission, the PRC State Administration of Taxation, the PRC State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the PRC State Administration of Foreign Exchange of the PRC and amended Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors promulgated on June 22, 2009 by the PRC Ministry of Commerce (the “M&A Rules”), in particular the relevant provisions thereof that purport to require offshore special purpose vehicles controlled directly or indirectly by PRC-incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC to obtain the approval of the CSRC prior to the listing and trading of their securities on any stock exchange located outside of the PRC. The Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice. In addition, the Company has communicated such legal advice in full to each of its directors that signed the Registration Statements and each such director has confirmed that he or she understands such legal advice.

(g)          The issuance and sale of the Offered Securities, the issuance and sale by the Company to the holders of the Warrants of Shares upon exercise of the Warrants and the listing and trading of the ADSs and ADSs representing Shares issued and purchased pursuant to the Warrants and deposited with the Depositary against issuance of the ADRs are not and will not be, as of the date hereof and on the Closing Date, prohibited or otherwise affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules, including the guidance and notices issued by the CSRC on September 8 and September 21, 2006 (together with the M&A Rules, the “M&A Rules and Related Clarifications”).

(h)          The Company has taken all necessary steps to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the PRC Ministry of Commerce, the PRC National Development and Reform Commission and the PRC State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, requesting each shareholder, option holder, director, officer, employee and participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(i)          Each of the PRC Entities is in compliance with all requirements under all applicable PRC laws and regulations to qualify for their exemptions from enterprise income tax or other income tax benefits (the “Tax Benefits”) as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and the actual operations and business activities of each such PRC Entity are sufficient to meet the qualifications for the Tax Benefits. No submissions made to any PRC government authority in connection with obtaining the Tax Benefits contained any misstatement or omission that would have affected the granting of the Tax Benefits. No PRC Entity has received notice of any deficiency in its respective applications for the Tax Benefits, and the Company is not aware of any reason why any such PRC Entity might not qualify for, or be in compliance with the requirements for, the Tax Benefits.

(j)          All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by any PRC Entity as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

6.            Closing. The time and date of closing and delivery of the documents required to be delivered to the Placement Agent pursuant to Section 8 hereof shall be at 7:00 A.M., Shanghai time, on September 16, 2013 (the “Closing Date”) at the offices of Morrison & Foerster LLP, Morrison & Foerster LLP, Suite 3501-3502, Bund Center, No. 222, Yan An Road East, Shanghai 200002, P.R.C.

7.            Covenants.         The Company covenants and agrees with the Placement Agent as follows:

(a)          Prior to amending or supplementing the Registration Statement, including any Rule 462 Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to the Placement Agent for review and comment a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Placement Agent reasonably objects.

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(b)          If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462 Registration Statement with the Commission in compliance with the Rule 462(b) by 8:00 a.m. New York time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111 under the Securities Act.

(c)          The Company shall promptly advise the Placement Agent in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Time of Sale Disclosure Package or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation of the ADSs from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order, the Company shall use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or 164(b) of the Securities Act).

(d)          (A) The Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act, as now and hereafter amended, so far as necessary to permit the sales of the Offered Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Offered Securities is required to be delivered, any event occurs the result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package ) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Placement Agent or its counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package ) to comply with the Securities Act or to file under the Exchange Act any document that would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder, then the Company will promptly notify the Placement Agent, allow the Placement Agent the opportunity to provide reasonable comments on such amendment, prospectus supplement or document, and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance. (B) If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development the result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or any Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Placement Agent and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to correct such conflict, untrue statement or omission.

(e)          The Company shall take or cause to be taken all necessary action to qualify the Offered Securities for sale under the securities laws of such jurisdictions as the Placement Agent reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Offered Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, to execute a general consent to service of process in any state or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

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(f)          The Company will furnish to the Placement Agent and counsel for the Placement Agent copies of the Registration Statement, each Prospectus, any Issuer Free Writing Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Placement Agent may from time to time reasonably request.

(g)          The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(h)          The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Purchasers of the Offered Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the ADSs, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, (C) the fees and expenses of any transfer agent or registrar, (D) listing fees, if any, and (E) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein.

(i)          The Company intends to apply the net proceeds from the sale of the Shares to be sold by it hereunder for the purposes set forth in the Registration Statement, Time of Sale Disclosure Package and the Final Prospectus.

(j)          The Company has not taken and will take, directly or indirectly, during the Prospectus Delivery Period, any action designed to or which might reasonably be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(k)          The Company represents and agrees that, unless it obtains the prior written consent of the Placement Agent, and the Placement Agent represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Exhibit A attached hereto. Any such free writing prospectus consented to by the Company and the Placement Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied or will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record-keeping.

(l)          The Company hereby agrees that, without the prior written consent of the Placement Agent, it will not, during the period ending 90 days after the date hereof (“Lock-Up Period”), (i) offer, pledge, issue, sell, contract to sell, purchase, contract to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of ADSs (or Shares underlying such ADSs) or any securities convertible into or exercisable or exchangeable for ADSs (or Shares underlying such ADSs); or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the ADSs (or Shares underlying such ADSs), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of ADSs (or Shares underlying such ADSs) or such other securities, in cash or otherwise; or (iii) file any registration statement with the Commission relating to the offering of any shares of ADSs (or Shares underlying such ADSs) or any securities convertible into or exercisable or exchangeable for ADSs (or Shares underlying such ADSs). The restrictions contained in the preceding sentence shall not apply to (1) the Offered Securities to be sold hereunder, including Shares and ADSs issuable upon exercise of the Warrants, (2) the issuance of ADSs (or Shares underlying such ADSs) upon the exercise, conversion or exchange of any securities for ADS disclosed as outstanding in the Registration Statement (excluding exhibits thereto) or the Prospectus, or (3) the issuance of employee stock options not exercisable during the Lock-Up Period and the grant of restricted stock awards or restricted stock units pursuant to equity incentive plans described in the Registration Statement (excluding exhibits thereto) and the Prospectus. Notwithstanding the foregoing, if (x) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 18 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Placement Agent waives such extension in writing.

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(m)          The Company shall use its best efforts to effect and maintain the listing of the ADSs on the NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that are traded on the NYSE and quotations for which are reported by the NYSE.

(n)          The Company will not be or become, within one year of the time of purchase, an “investment company” as defined in the Investment Company Act

8.            Conditions of Placement Agent’s Obligations.         The obligations of the Placement Agent hereunder are subject to the accuracy, as of the date hereof and at the Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, the performance by the Company of its respective obligations hereunder and the following additional conditions:

(a)          If filing of the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or 164(b) under the Securities Act); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462 Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission or the Placement Agent for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Placement Agent’s satisfaction.

(b)          The ADS shall be qualified for listing on the NYSE.

(c)          The Company shall have entered into the Securities Purchase Agreement with each of the Purchasers and such agreement shall be in full force and effect.

(d)          FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(e)          The Placement Agent shall not have determined or advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Placement Agent’s reasonable opinion, is material, or omits to state a fact which, in the Placement Agent’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(f)          On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities.

(g)          The Company shall cause to be furnished to the Placement Agent on the Closing Date, an opinion of an opinion of Kirkland & Ellis, United States counsel for the Company, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

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(h)          The Company shall cause to be furnished to the Placement Agent on the Closing Date, an opinion of Harney Westwood & Riegels LLP, British Virgin Islands counsel for the Company, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(i)          The Company shall cause to be furnished to the Placement Agent on the Closing Date, an opinion of Haiwen Partners, PRC counsel for the Company, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(j)          On the Closing Date, there shall have been furnished to the Placement Agent the favorable opinion of Morrison & Foerster LLP, United States counsel for the Placement Agent, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(k)          On the Closing Date, there shall have been furnished to the Placement Agent the favorable opinion of Han Kun Law Offices, PRC counsel for the Placement Agent, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(l)          The Placement Agent shall have received a letter of Deloitte Touche Tohmatsu CPA Ltd., on the date hereof and on the Closing Date addressed to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and confirming, as of the date of each such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters required by the Placement Agent.

(m)        On the Closing Date, there shall have been furnished to the Placement Agent a certificate, dated such Closing Date and addressed to the Placement Agent, signed by the chief executive officer and the chief financial officer of the Company, in their capacity as officers of the Company, to the effect that:

(i)          The representations and warranties made by the Company in this Agreement shall be true and correct and not misleading when made and on each Closing Date, and the Company shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)         No stop order or other order (A) suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, or (B) suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii)        There has been no occurrence of any event resulting or reasonably likely to result in a Material Adverse Effect during the period from and after the date of this Agreement and prior to the Closing Date.

(n)          On or before the date hereof, the Placement Agent shall have received duly executed “lock-up” agreements, in a form acceptable to the Placement Agent, between the Placement Agent and each of the Company’s directors and Henry Wang.

If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to the Closing Date and such termination shall be without liability of any party to any other party, except that Section 1(e), Section 9 and Section 10 shall survive any such termination and remain in full force and effect.

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9.            Indemnification and Contribution.

(a)          The Company agrees to indemnify, defend and hold harmless the Placement Agent, its affiliates, directors and officers and employees, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), from and against any losses, claims, damages or liabilities (including in settlement of any litigation if such settlement is effected with the prior written consent of the Company), arising out of (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, or arise out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) an untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Prospectus), any Issuer Free Writing Prospectus or the Marketing Materials or in any other materials used in connection with the offering of the Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof, which written information is described in Section9(f).

(b)          The Placement Agent will indemnify, defend and hold harmless the Company, its affiliates, directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Placement Agent Indemnified Party”), from and against any losses, claims, damages or liabilities to which such Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Placement Agent), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof, which written information is described in Section 9(f), and will reimburse such Placement Agent Indemnified Party for any legal or other expenses reasonably incurred by it in connection with defending against any such loss, claim, damage, liability or action.

(c)          Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if (i) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (ii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, the indemnified party shall have the right to employ a single counsel to represent it in any claim in respect of which indemnity may be sought under subsection (a) or (b) of this Section 9, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred.

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The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering and sale of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Placement Agent, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Placement Agent shall not be required to contribute any amount in excess of the amount of the Placement Agent’s commissions referenced in Section 1(e) actually received by the Placement Agent pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)          For purposes of this Agreement, the Placement Agent confirms, and the Company acknowledges, that there is no information concerning the Placement Agent furnished in writing to the Company by the Placement Agent specifically for preparation of or inclusion in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, other than the statements set forth in the last paragraph on the cover page of the Prospectus and the statements concerning the Placement Agent set forth in the “Plan of Distribution” section of the Prospectus and Time of Sale Disclosure Package.

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10.         Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company and the Placement Agent herein or in certificates delivered pursuant hereto, including, but not limited to, the agreements of the Placement Agent and the Company contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any controlling person thereof, the Company or any of its officers, directors or controlling persons, and shall survive delivery of, and payment for, the Offered Securities to and by the Placement Agent hereunder.

11.         Termination of this Agreement.

(a)          The Placement Agent shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the Closing Date, if in the discretion of the Placement Agent, (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Placement Agent, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States or the PRC is such as to make it, in the judgment of the Placement Agent, inadvisable or impracticable to market the Offered Securities or enforce contracts for the sale of the Offered Securities (ii) trading in the Company’s ADSs shall have been suspended by the Commission or the NYSE or trading in securities generally on the NASDAQ Global Market, NYSE or NYSE Amex shall have been suspended, (iii) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ Global Market, NYSE or NYSE Amex, by such exchange or by order of the Commission or any other governmental authority having jurisdiction, (iv) a banking moratorium shall have been declared by United States federal or state or the PRC authorities, (v) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States or the PRC, any declaration by the United States or the PRC of a national emergency or war, any substantial change or development involving a prospective substantial change in United States or the PRC or other international political, financial or economic conditions or any other calamity or crisis, or (vi) the Company suffers any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, or (vii) in the judgment of the Placement Agent, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and the Subsidiaries considered as a whole, whether or not arising in the ordinary course of business. Any such termination shall be without liability of any party to any other party except that the provisions of Section 1(e) and Section 9 hereof shall at all times be effective and shall survive such termination; provided, however, that if the Offered Securities are not delivered by or on behalf of the Company as provided in this Agreement as a result of the Company’s default, the Company shall reimburse the Placement Agent for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Placement Agent in connection with this Agreement and the Offering, but the Company shall then be under no further liability to the Placement Agent except as provided Section 1(e) and Section 9 hereof.

(b)          If the Placement Agent elects to terminate this Agreement as provided in this Section, the Company shall be notified promptly by the Placement Agent by telephone, confirmed by letter.

12.         Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Placement Agent, shall be mailed, delivered or telecopied to Roth Capital Partners, LLC, 24 Corporate Plaza, Newport Beach, CA 92660, telecopy number: (949) 720-7227, Attention: Managing Director, with a copy mailed, delivered or telecopied to Christopher M. Forrester, Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, CA 94304-1018; if to the Company, shall be mailed, delivered or telecopied to it at ReneSola Ltd, No. 8, Baoqun Road, Yaozhuang Town, Jiashan County, Zhejiang Province 314117, PRC, telecopy number: +86 (21) 62805600, Attention: Henry Wang, with a copy mailed, delivered or telecopied to David Zhang and Benjamin Su, Kirkland & Ellis, 26th Floor, Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

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13.         Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, to the extent of Section 9 and the controlling persons, officers and directors referred to in Section 9. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser of any of the Shares from the Placement Agent.

14.         Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Placement Agent has been retained solely to act as placement agent in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters; (b) the price and other terms of the Offered Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Placement Agent and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Placement Agent is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company.

15.         Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

16.         Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.

17.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.         Submission to Jurisdiction.

(a)          The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York located in the county of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement (each a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH OF THE PARTIES HERETO (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS), HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, AND THE PROSPECTUS.

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(b)          The Company have appointed CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011 (the “Authorized Agent”) as its authorized agent upon whom process may be served in any such legal suit, action or proceeding. Such appointment shall be irrevocable. The Authorized Agent has agreed to act as said agent for service of process and the Company agrees to take any and all action, including the filing of any and all documents and instruments and the payment of any further fees, that may be necessary to continue such appointment in full force and effect as aforesaid. The Company further agrees that service of process upon the Authorized Agent and written notice of said service to the Company shall be deemed in every respect effective service of process upon the Company in any such legal suit, action or proceeding. Nothing herein shall affect the right of the Placement Agent or any person controlling the Placement Agent to serve process in any other manner permitted by law. The provisions of this Section 18 are intended to be effective upon the execution of this Agreement without any further action by the Company and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

19.         Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

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Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

Very truly yours,

RENESOLA LTD

By:
Name:
Title:

Confirmed and accepted as of the date first above written:

ROTH CAPITAL PARTNERS, LLC

By:
Name:
Title:

APPENDIX A

FORM OF SECURITIES PURCHASE AGREEMENT

EXHIBIT A

FREE WRITING PROSPECTUS

[None]